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                                STAGECOACH TRUST

                               LIFEPATH 2000 FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                         INSTITUTIONAL AND RETAIL CLASS

                        SUPPLEMENT DATED JANUARY 2, 1996
                     TO THE PROSPECTUS DATED JUNE 28, 1995
                  AND THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1995


         Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced Wells Fargo Bank, N.A. ("Wells Fargo") as investment adviser to each of the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Series (the "Master Series") of Master Investment Portfolio. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), the former sub-adviser to each Master Series, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Pursuant to an Investment Advisory Contract with each Master Series, BGFA provides investment guidance and policy direction in connection with the management of each Master Series' assets. The same WFNIA investment professionals that were previously responsible for the day-to-day management of each Master Series' investment portfolio will continue to manage each Master Series' investment portfolio using the approach developed by WFNIA. BGFA is entitled to receive as compensation for its advisory services to each Master Series a monthly fee at the annual rate of 0.55% of the average daily net assets of such Master Series. Effective January 1, 1996, each Master Series no longer retains a sub-investment adviser. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for over $220 billion of assets.

         Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as custodian to each Master Series. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive fees for providing investment advisory services to the Master Series. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.





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         Each of the Master Series has adopted a "defensive" 12b-1 Plan (a
"Plan"). The Plan will not increase the overall level of fees or other expenses of the Master Series or the Funds.

         The Prospectus describing the Institutional Class Shares of the LifePath Funds, the Prospectus describing the Retail Class Shares of the LifePath Funds and the Statement of Additional Information describing each Class are each hereby amended accordingly.